Exhibit 99.2



TRANSFORMATIONAL STRATEGIC MERGER

Enhancing Value for Our Shareholders, Customers and Communities

Positioned for Growth in a Challenging Operating Environment

JANUARY 16, 2024

2 FORWARD-LOOKING STATEMENTS This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” “project,” “forecast,” “seek,” “strategy,” “future,” “opportunity,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” “will be,” “will continue,” “will likely result,” or the negative of these terms or comparable variations, and include statements relating to the benefits of the proposed transaction (including the accretive value to earnings), the plans, objectives, expectations, and intentions of FirstSun Capital Bancorp (“FirstSun”) and HomeStreet, Inc. (“HomeStreet”) following their combination, the expected timing of completion of the transaction, and other statements that are not historical facts, although not all forward-looking statements contain such identifying words. Such forward-looking statements represent management’s beliefs, based upon information available at the time the statements were made, with regard to the matters addressed; they are not guarantees of future performance. Actual results could differ materially from the results expressed or implied by the forward- looking statements, which are subject to numerous assumptions, risks, and uncertainties that could change over time. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized, (2) disruption from the transaction of customer, supplier, employee ,or other business partner relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to a delay in closing the transaction or the termination of the merger agreement, (4) the occurrence of a change in the interest rate environment, including the magnitude and duration of interest rate changes, which could adversely affect FirstSun’s and HomeStreet’s revenue and expenses, value of assets and obligations, and the availability and cost of capital and liquidity, along with the consummation of the merger, (5) the failure to obtain the necessary approval by the shareholders of HomeStreet, (6) the possibility that the costs, fees, expenses, and charges related to the transaction may be greater than anticipated, (7) the ability of FirstSun to obtain required governmental approvals of the transaction on the anticipated timeframe and without the imposition of adverse conditions, (8) reputational risk and the reaction of the companies’ customers, suppliers, employees, or other business partners to the transaction, (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction, (10) the risks relating to the integration of HomeStreet’s operations into the operations of FirstSun, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (11) the risk of potential litigation or regulatory action related to the transaction, (12) the risks associated with FirstSun’s pursuit of future acquisitions, (13) the risk of expansion into new geographic or product markets, (14) the dilution caused by FirstSun’s issuance of additional shares of its common stock in the transaction and related capital raises, (15) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction, (16) risks that the proposed transaction disrupts current plans and operations of FirstSun and HomeStreet, (17) FirstSun’s and HomeStreet’s estimates of its financial performance, (18) the impact of inflation, (19) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of FirstSun’s and HomeStreet’s underwriting practices, and the risk of fraud, (20) fluctuations in the demand for loans, (21) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund FirstSun’s andHomeStreet’s activities, particularly in a rising or high interest rate environment, (22) the rapid withdrawal of a significant amount of deposits over a short period of time, (23) results of examinations by regulatory authorities of FirstSun and HomeStreet and the possibility that any such regulatory authority may, among other things, limit FirstSun’s or HomeStreet’s business activities, restrict FirstSun’s or HomeStreet’s ability to invest in certain assets, refrain from issuing an approval or non- objection to certain capital or other actions, increase FirstSun’s or HomeStreet’s allowance for credit losses, result in write-downs of asset values, restrict FirstSun’s or HomeStreet’s ability or that of a FirstSun or HomeStreet bank subsidiary to pay dividends, or impose fines, penalties, or sanctions, (24) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks, (25) changes in the markets in which FirstSun and HomeStreet compete, including with respect to the competitive landscape, technology evolution, or regulatory changes, (26) changes in consumer spending, borrowing, and saving habits, (27) slowdowns in the securities trading or shifting demand for security trading products, (28) the impact of natural disasters and health epidemics, (29) legislative and regulatory changes, (30) impact of operating in a highly competitive industry, (31) reliance on third party service providers, (32) competition in retaining key employees, (33) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee, or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions, (34) changes to accounting principles and guidelines, (35) potential litigation relating to the proposed transaction that could be instituted against FirstSun, HomeStreet, or their respective directors and officers, including the effects of any outcomes related thereto, (36) volatility in the trading price of FirstSun’s or HomeStreet’s securities, (37) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction and identify and realize additional opportunities, (38) the effect of the announcement or pendency of the proposed transaction on FirstSun’s and HomeStreet’s business relationships, operating results, and business generally, (39) potential difficulties in retaining FirstSun and HomeStreet customers and employees as a result of the proposed transaction, and (40) general competitive, economic, political, and market conditions. Shareholders and investors should also carefully consider the other risks and uncertainties described in the “Risk Factors” section of FirstSun’s registration statement on Form S-4 that will also contain the Proxy Statement of HomeStreet and Prospectus of FirstSun discussed below, when it becomes available. Further information regarding additional factors that could cause results to differ materially from those described above can be found in FirstSun’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission (the “SEC”) and is available in the “Investor Relations” section of FirstSun’s website, https://ir.firstsuncb.com/home/default.aspx, and in other documents FirstSun files with the SEC, and in HomeStreet’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the SEC and is available in the “Investor Relations” section of HomeStreet’s website, https://ir.homestreet.com/corporate-profile/default.aspx, and in other documents HomeStreet files with the SEC. These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are beyond FirstSun’s and HomeStreet’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. There may also be additional risks that neither FirstSun nor HomeStreet presently knows, or that FirstSun or HomeStreet currently believes are immaterial, that could cause actual events and results to differ from those contained in the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward- looking statements. All forward-looking statements speak only as of the date of this communication, and neither FirstSun nor HomeStreet assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. FirstSun and HomeStreet anticipate that subsequent events and developments will cause FirstSun’s and HomeStreet’s assessments to change. Neither FirstSun nor HomeStreet gives any assurance that either FirstSun or HomeStreet, or the combined company, will achieve the results or other matters set forth in the forward-looking statements. FirstSun and HomeStreet qualify all forward-looking statements by these cautionary statements. DISCLAIMER & FORWARD LOOKING

3 DISCLAIMER & FORWARD LOOKING (CONTINUED) NO OFFER OR SOLICIATION This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction of any vote or approval and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FirstSun, HomeStreet, or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. IMPORTANT ADDITIONAL INFORMATION ANDWHERE TO FIND IT In connection with the proposed transaction, FirstSun intends to file with the SEC a Registration Statement on Form S-4 to register shares of FirstSun common stock that will be issued to HomeStreet shareholders in connection with the merger. The Registration Statement will include a Proxy Statement of HomeStreet and a Prospectus of FirstSun, as well as other relevant documents in connection with HomeStreet’s solicitation of proxies for the vote by HomeStreet’s stockholders concerning the proposed transaction. After the registration statement has been filed and declared effective, to the extent a shareholder vote is required to be held, FirstSun and HomeStreet will mail the Proxy Statement of HomeStreet and Prospectus of FirstSun to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the FirstSun stockholder meeting and HomeStreet stockholder meeting. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRSTSUN, HOMESTREET, AND THE PROPOSED TRANSACTION. Shareholders of HomeStreet will be able to obtain a free copy of the Registration Statement and definitive Proxy Statement/Prospectus, as well as other filings containing information about FirstSun and HomeStreet, without charge, at the SEC’s website, www.sec.gov. Copies of the Registration Statement and Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference in the Registration Statement and Proxy Statement/Prospectus can also be obtained, without charge, by FirstSun (a) on its website at https://ir.firstsuncb.com/investor-relations/default.aspx under “Financials and Filings”; or (b) through directing a request to FirstSun Capital Bancorp, Attention: Investor Relations, 1400 16th Street, Suite 250, Denver, CO 80202, (303) 962-0150; or by HomeStreet (a) on its website https://ir.homestreet.com/sec-filings/all- filings/default.aspx; or (b) through directing a request to HomeStreet, Inc. Investor Relations, 601 Union St. Suite 2000, Seattle, WA 98101, (206) 623-3050. PARTICIPANTS IN THE SOLICITATION FirstSun, HomeStreet, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of HomeStreet in connection with the proposed transaction under the rules of the SEC. Information regarding FirstSun’s directors and executive officers is available in FirstSun’s 10-K, which was filed with the SEC on March 16, 2023, and other documents filed by FirstSun with the SEC. Information regarding HomeStreet’s directors and executive officers is available in HomeStreet’s definitive proxy statement filed with the SEC on April 11, 2023, and other documents filed by HomeStreet with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus relating to the proposed transaction and in other relevant materials filed with the SEC regarding the proposed transaction (if and when they become available). Free copies of this document may be obtained as described in the preceding paragraph.

Presenters



Neal E. Arnold
CEO, FirstSun



Robert A. Cafera
CFO, FirstSun



Mark K. Mason
CEO, HomeStreet



John M. Michel
CFO, HomeStreet

Agenda

I. Transaction Overview & Industrial Logic

II. Pro Forma Company Snapshot

III. Key Financial Impacts

IV. Integration & Due Diligence

V. Conclusion

VI. Appendix

4

5 Transaction Overview & Industrial Logic

CREATING A PREMIER REGIONAL BANKING FRANCHISE
MATERIALLY ACCELERATES EACH COMPANY'S OPERATING LEVERAGE TRAJECTORY



FSUN Branches
HMST Branches
Hawaii

Best-in-Class Operating Metrics

(2025E)

- **~1.4%** Pro Forma ROAA
- **~17%** Pro Forma ROATCE
- **~3.9%** Pro Forma NIM
- **~22%** Pro Forma Fee Inc. / Rev.

Key Highlights

$17B	$6.05	30%+	5.6x
Pro Forma Assets(1)	2025 EPS	2025 EPS Accretion	2025 Pro Forma Price / Earnings(2)

- **Operating in the Largest and Fastest Growing Markets**
- **Complementary Business Lines and Lending Expertise**
- **Combination of Two Top-Tier Core Deposit Franchises**
- **Well-Positioned Balance Sheet and Combined Revenue Streams Less Sensitive of Macro-Environment Conditions**
- **Material & Immediate Upside to Current Valuation**
- **Experienced & Tenured Combined Management Team**

Source: S&P Global Market Intelligence.
(1) Pro forma assets are estimated at close and include the impact of purchase accounting adjustments. (2) Utilizing the FSUN 20-day average of $33.95 as of January 12, 2024.

6

TRANSACTION SUMMARY

Merger Structure & Consideration	▪ Entities: FirstSun Capital Bancorp ("FirstSun" or "FSUN"), HomeStreet Inc. ("HomeStreet" or "HMST") ▪ FirstSun will be the legal and accounting acquiror ▪ 100% common stock; FirstSun to issue shares to HomeStreet shareholders ▪ Exchange ratio: HomeStreet shareholders will receive 0.4345 shares of FirstSun for each HomeStreet share ▪ Aggregate merger consideration to HMST of $286 million[(1)] ▪ Pro Forma entity is expected to be listed on the NASDAQ by closing
Committed Capital	▪ $175 million in capital commitments from an investor group led by Wellington Management ▪ $80 million will be invested at announcement and $95 million will fund concurrent with the merger closing ▪ Purchase price is fixed at $32.50 per FSUN share ▪ Capital enables combined entity to continue organic growth while maintaining 9%+ CET1 at BHC and 10%+ at bank level after purchase accounting adjustments
Shareholder Ownership	▪ 64% FirstSun / 22% HomeStreet / 9% Wellington[(2)] / 5% Other Investor Group Capital Commitments
Pro Forma Leadership	▪ Mollie H. Carter (FSUN) — Chairman of the Board ▪ Mark K. Mason (HMST) — Vice Chairman of the Board ▪ Neal E. Arnold (FSUN) — Chief Executive Officer ▪ Robert A. Cafera (FSUN) — Chief Financial Officer
Board of Directors	▪ 12 Directors: 9 from FirstSun / 3 from HomeStreet
Headquarters	▪ Holding company: Denver, Colorado | Bank headquarters: Dallas, Texas ▪ Major Operation Centers: Dallas, TX | Seattle, WA | Southern California | Greater Kansas City
Brand	▪ Combined holding company will be FirstSun ▪ HomeStreet Bank will merge with and into Sunflower Bank, N.A. ▪ Continuation of HomeStreet and Sunflower Bank branding in legacy markets
Timing & Approval	▪ Subject to receipt of approvals from shareholders at both companies as well as customary regulatory approvals ▪ FirstSun insider ownership, inclusive of affiliates and Wellington's $80 million investment at merger announcement, is approximately 69% of pre-merger shares outstanding ▪ Targeted closing: mid-2024

(1) Utilizing the FSUN 20-day average of $33.95 as of January 12, 2024.
(2) Wellington ownership includes $115 million of total equity investment; excludes warrants.

7

8 # 1 Southern California (2) P 2 Dallas, Texas P 3 Houston, Texas P 4 Phoenix, Arizona P 5 Ontario, California P 6 San Francisco, California 7 Seattle, Washington P 8 Minneapolis, Minnesota 9 San Diego, California P 10 Denver, Colorado P # 1 Orlando, Florida 2 Charlotte, North Carolina 3 Tampa, Florida 4 San Antonio, Texas P 5 Dallas, Texas P 6 Houston, Texas P 7 Atlanta, Georgia 8 Phoenix, Arizona P 9 Denver, Colorado P 10 Seattle, Washington P WELL-POSITIONED IN THE MOST ATTRACTIVE MARKETS Houston, TXSouthern California(2)Denver, CO Seattle, WA Dallas, TX Phoenix, AZ San Antonio , TX Ontario, CA Source: S&P Global Market Intelligence, Company documents. Note: FDIC data as of 6/30/2023. (1) Defined as states west of the Mississippi River. (2) The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario. Operating in 6 of the Top 10 Fastest Growth MSAs… … And With a Presence in 8 of the Top 10 Largest MSAs in the Central & Western U.S(1)

COMBINED COMMERCIAL CAPABILITY

FSUN has built a comprehensive C&I growth engine that can be deployed into HomeStreet's attractive, large metro markets…

… HMST brings a stellar track record in multifamily lending and a unique platform to drive additional origination capabilities and commercial servicing revenue

FSUN C&I Capabilities:

C&I Team

102 Bankers Across
6 Regions

Specialty Verticals

- Healthcare
- Public Finance
- Tech, Media, and Telecom
- Asset-Backed Lending
- Family Office
- Construction Trades

HMST Real Estate Capabilities:

Multifamily Team

20+ Bankers Across
4 Regions

- Multifamily
- Single Family Residential
- Construction
- Industrial / Warehouse
- HELOC
- Retail

FSUN C&I Loan Balances

$ in billions; includes owner occupied CRE balances



30% CAGR(1)
$1.2
$1.8
$2.2
$2.9
$3.1
2019
2020
2021
2022
2023 Q3

HMST Multifamily Loan Balances

$ in billions



38% CAGR
$1.1
$1.6
$2.4
$3.8
$3.8
2019
2020
2021
2022
2023 Q3

- HMST's two largest markets (greater Pacific Northwest & SoCal) are large, dense, and ripe for incremental growth
- These are wealthy markets with a significant total addressable deposit market opportunity
- These markets have experienced significant consolidation in the $5-$50 billion bank space

- Extensive track record in multifamily lending with significant portion of the book in California and the Pacific Northwest
- High credit quality with consistently low LTVs and strong DSCR ratios
- Conservative underwriting practices while maintaining a steady stream of demand
- Almost no multifamily charge-offs since HMST inception

Source: S&P Global Market Intelligence, FDIC. Note: FDIC data as of 6/30/2023. (1) Includes impact of Pioneer acquisition.

9

HOMESTREET, INC. SYNERGIZED EARNINGS POWER

Combination Unlocks Significant Synergized Earnings

2025 Estimated, $ in millions



$33
$10
$65
($13)
$94
$39
($6)
$127
Standalone Net Income (1)
Securities Rate Mark
Loan Rate Mark
Other Marks (2)
Adjusted Net Income
Cost Savings (net of Durbin)
All Other impacts (3)
Fully Synergized Earnings
[HomeStreet]
[HomeStreet]
[HomeStreet]
ROAA
0.36%
1.03%
1.39%

- Pre-tax cost saves of $55mm or ~11% of combined core expense based on bottoms up analysis
  - Focus on back-office redundancy, technology and professional services
- $175 million capital raise unlocks ability to mark-to-market assets and keep them on the combined balance sheet
- Interest rate mark-to-market improves HMST standalone NIM in 2025 by ~90bps
- Combined balance sheet flexibility
- No credit mark accretion factored into modeling
- No revenue enhancements factored into modeling (but identified)

Source: S&P Global Market Intelligence, Company documents.
(1) HMST Management projected 2025 net income.
(2) Net after-tax impact of all other rate mark-to-market.
(3) Includes impact of CDI amortization net of reversal of HomeStreet's CDI, financing costs, interest income on net proceeds, and all other merger related items.

10

TOGETHER, WE ARE A SUPERIOR PERFORMANCE BANKING FRANCHISE

Compelling Valuation Dynamics

P/TBV Multiples[1]

0.56x HMST Purchase Price/TBV	**1.15x** FSUN Issuance Price/TBV

P/EPS Multiples

2.2x HMST Price/2025 Fully Synergized EPS	**7.5x** FSUN Price/2025 EPS (Pre-Raise)

Financial Impact[2]

To the Issuer of Shares

FirstSun Capital BANCORP

30%+ '25 EPS Accretion	**< 2 yrs** TBV Earnback	**25%+** IRR

~(6.5%) TBV Dilution At Close	**~500bps** ROATCE Improvement

Pro Forma Financial Performance Relative to $15-$30B Asset Banks[3]


Top-Tier Revenue Generation
(MRQ Operating Revenue / Avg. Assets)
4.2%
Powerful NIM
(2025 Estimated)
3.9%
Top-Tier Return on TCE
(2025 ROATCE)
17%
Strong Projected ROAA
(2025 ROAA)
1.4%

Source: S&P Global Market Intelligence, Factset. Note: Market and estimate data as of January 12, 2024.
(1) Utilizes HMST and FSUN standalone tangible book value per share as of September 30, 2023. (2) Financial Impacts are estimated at close and include the impact of purchase accounting adjustments, one-time deal charges, and the dilutive impact of the $175 million capital raise on a GAAP basis. (3) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants.

11

12 Pro Forma Company Snapshot

13 Consumer Business Washington Texas Kansas California Colorado New Mexico Other (AZ, HI, OR) 28% 15% 13% 12% 12% 10% 10% Composition by type Composition by geography(4)(5) ✓ Core deposits well balanced across pro forma footprint and both retail and commercial franchises ✓ Combined entity uninsured deposit(1) levels at 20%, relative to the peer(2) group median at 39% ✓ HomeStreet non-time franchise is attractive, seasoned and granular – ~8.7 yrs. weighted average age – ~$32k average account size – ~71% accounts opened prior to 2020 (pre-COVID) Source: S&P Global Market Intelligence, Company documents. (1) Utilizes bank-level regulatory data as of September 30, 2023. (2) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants. (3) Excludes impact of purchase accounting adjustments. (4) Washington excludes non-reciprocal brokered deposits. (5) FDIC data as of 6/30/2023. $13.1B in Pro Forma Deposits(1,3) STRONG COMBINED DEPOSIT BASE Non-interest bearing transaction Interest-bearing transaction Time Savings and MMDA 24% 6% 36% 34% $13.1 B Deposits 64% non-time 60% 40% Composition by customer

DIVERSIFIED, LOW RISK LOAN PORTFOLIO

✓ **Pro forma loan portfolio is highly diversified and provides upside growth potential in multiple verticals and expertise from each entity**

- HMST multifamily is reduced from 51% of standalone loans to ~29% pro forma(1,4)

✓ **Both companies bring a portfolio with a strong history of credit quality and a de-emphasis on non-owner occupied CRE**

- Both companies have long-term(2) net charge-off levels well below peers(3) **(FSUN: 3bps | HMST: 1bps | Peer median: 11bps)**
- COVID-19 peak deferrals were 1.3% and 6.8% at FSUN and HMST, respectively, relative to the peer group median at 12.6%
- Non-owner occupied CRE (excluding multifamily) below 200% of total risk-based capital for each entity

$13.7B in Pro Forma Total Loans & Leases

Composition by product type(1,4)



Commercial & Industrial
28%(5)
Consumer & Other
6%
Construction & Land
8%
10%
157% of Risk-Based Capital(7)
NOO CRE
Residential
19%
Multifamily
29%

Composition by geography(1,6)



Texas
15%
IL 1%
FL 1%
NM 1%
OR 2%
MO 2%
All Other(8)
8%
Washington
15%
California
8%
Colorado
6%
Arizona
5%
Kansas
3%
31%
Multifamily
~72% in California
~17% in Pacific Northwest
~11% in Other

Source: S&P Global Market Intelligence, Company Documents. Note: BHC data used unless otherwise stated.
(1) Excludes purchase accounting and other merger-related adjustments. (2) Utilizes a 10-year average of net charge-offs/average loans. (3) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants.
(4) Utilizes bank-level regulatory data as of September 30, 2023. (5) Owner-occupied CRE is included within C&I loans. (6) Excludes multifamily loans by state for the pro forma entity unless otherwise stated. (7) Pro forma BHC CRE excluding multifamily loans/total risk-based capital shown, total risk-based capital includes purchase accounting and other merger-related adjustments. (8) All other is comprised of 38 states.

14

ROBUST, COMPLEMENTARY AND WELL-BALANCED REVENUE STREAMS

✓ **Balanced, more neutral NII (net interest income) sensitivity position pro forma**

✓ **Combined fee income represents approximately 22% of total revenue – relative to 17% median of $15-30B asset banks[(1)]**

✓ **Residential GOS mortgage business is under 5% of pro forma revenue (last twelve months and excluding any deal synergy impact)**

- Complementary businesses and both focused in core footprints
- Material back-office cost synergies available in merger
- Provides interest rate risk hedge in a declining rate environment

✓ **Combined company well-positioned to leverage each partner's strengths across the broader pro forma footprint**

- FSUN: C&I including Treasury Management capabilities, Trust/Wealth Management
- HMST: multifamily lending, commercial real estate, construction lending, mortgage banking, loan servicing and FNMA DUS license

Neutral Earnings Sensitivity Profile

HomeStreet	FirstSun Capital Bancorp
Liability Sensitive	Asset Sensitive
2019-2021	*2021-2023YTD*
96bps ROAA Expansion	**72bps ROAA Expansion**
46bps NIM Expansion	**120bps NIM Expansion**

Pro Forma 2025E Fee Inc. / Total Revenue

Relative to $10B - $30B Asset Banks[(2)]


22%
2025E
Pro Forma (1)

Source: S&P Global Market Intelligence, Company documents & FactSet. Note: Financial data as of last twelve months ("LTM") September 30, 2023.
(1) Full year 2025 data shown for combined company metric, excludes the impact of identified revenue enhancements; Performance from Q3 of 2022 to Q3 of 2023 is shown for peers. (2) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants; FactSet consensus estimates as of January 12, 2024; excludes HTH from chart given business revenue model.

15

16 Key Financial Impacts

KEY MODEL IMPACTS AND ASSUMPTIONS

Key Merger Impacts	**2025E EPS Accretion**	**30%+**	**TBV Earnback (Crossover Method)**	**< 2 Years**
	Tangible Book Value Dilution @ Close	**~(6.5%)**	**IRR**	**25%+**

Earnings	▪ FSUN and HMST standalone projections based on management projections ▪ Pro Forma reflects management's outlook for the combined company
Cost Synergies	▪ Represents approximately $55 million pre-tax or ~11% reduction of combined expense base, and 26% of HMST standalone expense base ▪ Reflects bottoms-up cost savings analysis expected to be fully phased in by 2025
Credit Mark	▪ Gross credit mark equal to 1.08% of total loans (~$80 million), resulting in 1.21% pro forma reserves at close ▪ Assumes mark is 100% PCD
Fair Value Marks	▪ $420 million (~5.6%) HMST loan pre-tax write down, $323mm after-tax impact accreted into earnings over 5 years ▪ Each entity's AOCI adjusted for 2023Q4 market pricing ▪ HMST's AOCI assumed to be an after-tax loss of $88 million with $60 million of the $88 million assumed to be accreted through pro forma earnings over 6 years ▪ Rate, spread and other fair value marks: ~$91 million net discount, accreted based on estimate remaining lives of individual assets and liabilities
One Time Costs	▪ ~$87 million pre-tax; ~$41 million realized at Transaction Close, remainder in the second half of 2024 ▪ Reflected in computation of pro forma tangible book value per share at closing
Core Deposit Intangible	▪ ~$83 million (equivalent to ~2.2% of non-time deposits), amortized over 10 years utilizing sum-of-year digits methodology
Additional Assumptions	▪ 23% marginal tax rate for FSUN and all pro forma merger adjustments ▪ Combined Durbin pre-tax dis-synergy of ~$7 million annually on a fully phased in basis

Source: Company documents.

17

IMPRESSIVE CAPITAL ACCRETION & DURABLE PRO FORMA BALANCE SHEET

Post-Closing Capital Ratios 2024-2025E

Legend: GAAP Basis | Rate Mark Effect[1]

CET1 Capital Ratio



FSUN/HMST in excess of recently closed deals
FirstSun Capital
HomeStreet
8.7%
10.8%
9.1%
10.8%
9.3%
+138 bps
11.7%
10.7%
11.8%
Recently Closed M&A Comps(2)
Q2-2024 Closing
2024
2025
Peer Median(3)

Tangible Common Equity / Tangible Assets



FirstSun Capital
HomeStreet
6.5%
8.5%
7.2%
8.6%
7.5%
+113 bps
9.4%
8.6%
7.6%
Recently Closed M&A Comps(2)
Q2-2024 Closing
2024
2025
Peer Median(3)

Well-Positioned for Any Environment

Legend: GAAP Basis | Ex. Multifamily

ACL / Loans



1.53%
1.21%
1.11%
[H](4,5)
Peer Median(3)

AOCI as a % of GAAP Equity



13.9%
3.1%
[H](5)
Peer Median(3)

Source: S&P Global Market Intelligence. (1) Rate mark effect adds back any unamortized interest rate marks. (2) Bank M&A deals that closed in 2023 prior to September 30, 2023 where seller assets were over $1 billion and whereby the seller assets were over 50% of the buyers assets; two deals: Columbia Banking System, Inc./Umpqua Holdings Corporation and Shore Bancshares, Inc./The Community Financial Corporation; capital ratio data shown in the chart reflects the median first reported quarter post-closing. (3) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants. (4) Ex. multifamily excludes the implied HMST multifamily loans at close and the reserves attributed to multifamily loans as of September 30, 2023. (5) Pro forma ratios are estimates at deal closing and include the pro forma merger adjustments and purchase accounting marks.

18

19 POSITIONED FOR UPSIDE MARKET PERFORMANCE Source: S&P Global Market Intelligence; FactSet. Note: Market data as of January 12, 2024. (1) Pro forma ratios are estimates at deal closing estimates at closing including purchase accounting and other merger adjustments. (2) Nationwide major exchange-traded banks and thrifts with total assets between $15 and $30 billion as of September 30, 2023, excluding merger targets, mutuals, and merger-of-equals participants. (3) Profitability metrics for FSUN/HMST estimated as of first full year of pro forma operation, FY 2025; last twelve months as of September 30, 2023 for Peers. (4) Utilizing the FSUN 20-day average of $33.95 as of January 12, 2024. (5) Tangible book value at closing of $30.69, see page 26 for more detail. (6) 2025 Pro forma EPS of $6.05, see page 27 for more detail. (1) Better Pro Forma Peers (2) Than Peers? Median Top Quartile Profitability (3) Estimated Net Interest Margin ~3.9% ✓ 3.4% 3.6% Fee Income / Revenue ~22% ✓ 16% 22% Core ROAA ~1.4% ✓ 1.2% 1.5% Core ROATCE ~17% ✓ 16% 20% Implied Trading Multiples Stock Price (4) $33.95 -- -- Price / TBV @ Closing (5) 1.11x 1.56x 2.07x Trading Multiple Differential 41% 87% Price / 2025 EPS (6) 5.6x 11.3x 12.5x Trading Multiple Differential 101% 123%

20 Integration & Due Diligence

21 EXTENSIVE DUE DILIGENCE CONDUCTED ON BOTH BANKS Diligence focus areas included: Credit Deposit & Borrowings Treasury Risk Management Legal / Compliance Commercial Banking Retail Banking Capital Accounting & Tax Technology & Operations Audit Human Resources Comprehensive Mutual Due Diligence Process • Multi-month process led by both senior leadership teams • Significant engagement across all functional and business areas • Both FirstSun and HomeStreet management and employees have significant and recent M&A integration experience Deep Dive on Loans (Rate and Credit) • Comprehensive third party credit review compromised of significant sampling of both portfolios • Comprehensive third party review of interest rate risk modeling and pro forma operating and capital impacts in various rate shock scenarios • Extensive stress testing performed on both rate and credit Merger Integration Planning (including crossing $10 billion) • Both entities have been actively preparing for crossing $10 billion as standalone entities • Robust enterprise risk management systems in place • Merger analysis fully accounts for the impact of crossing $10 billion

22 Conclusion

23 COMPELLING INVESTMENT THESIS Premier, differentiated regional bank positioned for growth Balanced franchise with a focus in the nation’s most attractive metro markets and complemented by funding from stable, granular markets Combined balance sheet well-positioned for either a rising rate or declining rate environment Exceptional financial benefits and upside for both sets of shareholders Favorable shareholder construct

24 1.11% 1.34% 1.10% 0.95% 2019 - 2023 YTD Average 2023 YTD FSUN $2-$10BN Peers FIRSTSUN: THREE KEY TENETS OF OUR FRANCHISE GROWTH & EVOLUTION $1.7 $1.9 $3.7 $3.9 $4.2 $5.0 $5.7 $7.4 $7.8 2015 2016 2017 2018 2019 2020 2021 2022 2023Q3 Expansion into High Growth Markets via M&A and Organic Growth FSUN Total Assets ($B) FSUN Strategic Growth Pioneer 1 Build High Quality, Durable Profitability While Achieving Operating Leverage2 Protect Tangible Book and Compound Per Share Value at an Above Average Rate3 Source: S&P Global Market Intelligence. (1) EPS in last full year prior to Strategic Growth merger; 2015 year end pre-tax income and adjusted for a 24% tax rate given legacy sub chapter S corporation status TBV CAGR Since 2019 YE 9.5% 6.2% FSUN $5-$10BN Peers $1.12 $4.10 Pre-SGB EPS in 2015 FSUN 2023Q3 LTM GAAP EPS Long-Term EPS CAGR GAAP ROAA 1.03% 1.41% 1.11% 1.03% 2020 - 2023 YTD Average 2023 YTD FSUN $2-$10BN Peers (1)

25 Appendix

PURCHASE ACCOUNTING SUMMARY

Tangible Book Value per Share Impact

	$ millions	Shares (mm)	$ per share
FirstSun Capital Bancorp (FSUN):			
Estimated Standalone Tangible Book Value at Close (6/30/24)	$819.3	25.0	$32.82
Pro Forma:			
Estimated Standalone Tangible Book Value at Close (6/30/24)	$819.3	25.0	
(+) Stock Consideration	286.5 [1]	8.4	
(+) Bargain Purchase Gain	16.3 [2]		
(+) Net Proceeds from Capital Raise	174.6	5.4	
(-) Core Deposit Intangible (CDI) Created	(82.8)		
(-) After-tax FSUN Restructuring Expenses at Close	(23.8)		
Pro forma FSUN Tangible Book Value at Close (6/30/24)	**$1,190.1**	**38.8**	**$30.69**
TBV Dilution at Close - $			**($2.14)**
TBV Dilution at Close - %			**(6.5%)**
Non-GAAP Tangible Book Value Impact:			
Pro forma FSUN Tangible Book Value at Close (6/30/24)	$1,190.1	38.8	$30.69
(-) After-tax FSUN Restructuring Expenses Post-Closing	(34.9)		
Illustrative Fully-loaded Pro forma FSUN Tangible Book Value	**$1,155.2**	**38.8**	**$29.79**
Fully-loaded TBV Dilution - $			**($3.04)**
Fully-loaded TBV Dilution - %			**(9.3%)**
Tangible Book Value Earnback (Crossover Method)			**< 2 Years**

Calculation of Bargain Purchase Gain

	$ millions
(A) Stock Consideration to HomeStreet (HMST)	**$286.5** [1]
Estimated HMST Standalone Tangible Common Equity at Close (6/30/24)	$534.0
(-) After-tax HMST Restructuring Expenses at Close	(10.0)
(-) Net After-tax Credit Mark	(31.6) [3]
(-) After-tax Loan Mark	(323.4)
(-) After-tax Mortgage Servicing Rights Mark	4.0
(-) After-tax Other Fixed Assets Mark	(3.9)
(+) After-tax Time Deposits Mark	1.8
(+) After-tax FHLB Borrowings Mark	3.7
(+) After-tax Subordinated Debt Mark	47.5
(+) After-tax Senior Debt Mark	8.0
(+) After-tax Trust Preferred Mark	8.8
(B) Adjusted HMST Standalone Tangible Common Equity at Close (6/30/24)	**$239.0**
Excess Over Adjusted Tangible Book Value (A - B)	**$47.5**
(-) Core Deposit Intangible (CDI) Created	(82.8)
(+) Deferred Tax Liability on CDI	19.0
Goodwill Created	**$0.0**
Bargain Purchase Gain	**$16.3** [2]

Sources: Company documents; S&P Global Market Intelligence.
(1) Based on 0.4345 shares of FirstSun Capital Bancorp for each HomeStreet, Inc. shares outstanding (~19.4 million, inclusive of unvested common stock equivalents).
(2) Based on expectations and assumptions as of announcement date; subject to change at transaction closing (estimated at June 30, 2024 for illustrative purposes).
(3) Assumes 100% PCD (Purchase Credit Deteriorated) Loans.

[H]

26

EARNINGS PER SHARE ACCRETION

Full Year 2025 Pro Forma Earnings Walkthrough

	GAAP ($mm)	Millions of Diluted Shares	$ per share
FirstSun Capital Bancorp 2025E Standalone Net Income	$114.5	25.4	$4.52
HomeStreet 2025E Standalone Net Income	32.7		
Combined Net Income	**$147.2**	**25.4**	
After-tax Pro Forma Adjustments:			
Cost Savings (Fully Phased-in)	$42.3		
Combined Durbin Amendment Impact	(3.3) [1]		
Reversal of HomeStreet CDI Amortization	1.6		
Core Deposit Intangible (CDI) Amortization, net of DTL	(11.0) [2]		
Loan Interest Rate Mark Accretion	64.7 [3]		
Accretion of AOCI related to AFS Securities	10.0 [4]		
Time Deposits / Debt / Borrowings Mark Accretion	(13.2) [5]		
Other Assets Amortization, Net	(0.6) [6]		
All Other Pro Forma Adjustments, Net	1.9 [7]		
Pro Forma FirstSun Capital Bancorp Net Income	**$239.7**	**39.6** [8]	**$6.05**
FirstSun Capital Bancorp EPS Accretion - $			**$1.53**
FirstSun Capital Bancorp EPS Accretion - %			**34.0%**

Sources: Company documents; S&P Global Market Intelligence.
(1) Half year impact of combined Durbin amendment impact.
(2) $82.8 million pre-tax CDI amortized over 10 years (sum-of-the-years digits method).
(3) $420.0 million pre-tax loan interest rate mark accreted over 5 years.
(4) AOCI of $60.0 million (after-tax), accreted through earnings over 6 years.
(5) Time deposits pre-tax mark of $2.4 million accreted over 1 year; borrowings pre-tax mark of $4.8 million accreted over 2.5 years; subordinated debt pre-tax mark of $61.7 million accreted over 7.5 years; senior debt pre-tax mark of $10.4 million accreted over 2.0 years; trust preferred pre-tax mark of $11.4 million accreted over 12.0 years.
(6) Mortgage servicing rights pre-tax mark of $5.1 million amortized over 5 years plus fixed assets pre-tax mark of $5.0 million accreted over 20 years.
(7) Net impact of cost of financing, interest income from capital raise proceeds, loss of certain state tax benefits, and pro forma stock grants.
(8) Pro forma diluted shares outstanding includes shares issued on the equity raise, pro forma stock grants, and shares issued to HomeStreet based on 0.4345x exchange ratio.

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